UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Information Statement
[X] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                 AMPERICO CORP.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

                                      N/A
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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 AMPERICO CORP.
                              42 Rockwood Crescent
                             Thornhill, ON, L4J 7T2
                                     Canada

                              INFORMATION STATEMENT

     This Information Statement (the "Information Statement") is being furnished to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on August 5, 2013 (collectively, the "Stockholders") of Amperico Corp., a Nevada corporation (the "Company"), with respect to proposed corporate actions of the Company. This Information Statement is first being provided to the Stockholders on or about September 5, 2013.

     The corporate actions involve One (1) proposal (the "Proposal") providing for the following:

     1. To approve a One Hundred-for-One forward stock split of the issued and outstanding shares of Common Stock, such that each One (1) share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One Hundred (100) shares of the corporation's Common Stock, $0.001 par value (the "New Common Stock").

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON AUGUST 5, 2013 ARE ENTITLED TO NOTICE OF THE PROPOSAL. A PRINCIPAL STOCKHOLDER WHO HOLDS IN EXCESS OF SIXTY SEVEN (67%) OF THE COMPANY'S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE PROPOSALS HAS VOTED IN FAVOR OF THE PROPOSAL. AS A RESULT, THE PROPOSAL HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.

BY ORDER OF THE BOARD OF DIRECTORS


By: /s/ Alex Norton
   ---------------------------------------
Alex Norton, President

Dated: September 5, 2013

                                TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT                                                3
What Is The Purpose Of The Information Statement?                              3
Who Is Entitled To Notice?                                                     3
PRINCIPAL STOCKHOLDERS                                                         4
Who Are the Principal Stockholders and How Many Votes Are They
 Entitled to Cast?                                                             4
What Corporate Matters Have the Principal Stockholders Voted For?              4
What Are The Recommendations of the Board of Directors?                        5
What Vote Is Required To Approve Each Proposal?                                5
PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                5
(A) Security Ownership of Management                                           5
(B) Security Ownership of Certain Beneficial Owners                            6
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS                   6
EXECUTIVE COMPENSATION                                                         9
Summary Compensation Table                                                    10
Outstanding Equity Awards at Fiscal Year-End                                  10
Director Compensation                                                         10
Employment Contracts                                                          11
DESCRIPTION OF SECURITIES                                                     11
Common Stock                                                                  11
Options                                                                       11
Warrants                                                                      11
ANTI-TAKEROVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,
BYLAWS AND NEVADA LAW                                                         12
Transfer Agent                                                                13
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON      13
ADDITIONAL INFORMATION                                                        13
PROPOSAL 1 - FORWARD STOCK SPLIT                                              13
Purpose of the Forward Stock Split                                            13
Effects of the Forward Stock Split                                            14
Effectiveness of the Forward Stock Split                                      14
Procedure for Implementing the Forward Stock Split                            14
Accounting Consequences                                                       15
Recommendation of Board of Directors                                          15
No Voting of Stockholders Required                                            15
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS                  15

                                 AMPERICO CORP.
                              42 Rockwood Crescent
                              Thornhill, ON L4J 7T2
                                     Canada

                            -------------------------
                              INFORMATION STATEMENT
                            -------------------------

     This Information Statement (this "Information Statement") contains information related to certain corporate actions of Amperico Corp., a Nevada corporation (the "Company"), and is expected to be mailed on or about September 5, 2013to all holders of shares of Common Stock, par value $0.001 per share ("Common Stock"), of record at the close of business on August 5, 2013(collectively, the "Stockholders")

                         ABOUT THE INFORMATION STATEMENT

                WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

     This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify the Stockholders, as of the close of business on August 5, 2013 (the "Record Date"), of the corporate actions taken pursuant to the written consent of certain principal stockholders.

     Specifically, on August 5, 2013, a holder of a majority of our Common Stock voted to approve the the corporate matter outlined in this Information Statement, consisting of approving a 100-for-1 forward split of the issued and outstanding shares of Common Stock, such that each One (1) share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One Hundred (70) shares of the corporation's Common Stock, $0.001par value (the "New Common Stock"), (the "Forward Stock Split").

                           WHO IS ENTITLED TO NOTICE?

     All holders of shares of Common Stock on the close of business on the Record Date will be entitled to notice of each matter voted upon by the principal stockholder pursuant to the written consent of the principal stockholder. Specifically, the holder of a majority of the outstanding shares of Common Stock, which constitute a majority of all shares eligible to vote, has voted in favor of the Proposal listed in this notice. Under Nevada corporate law Section NRS 78.320, all the activities requiring stockholder approval may betaken by obtaining the written consent and approval of more than a majority(greater than 50.00%) of the holders of voting stock in lieu of a meeting of the stockholders.

     Because the holder of more than fifty percent, i.e., 67%, of the collective voting rights of the Common Stock, voted in favor of the Proposal, no action by the minority stockholders in connection with the Proposal set forth herein is required.

                              PRINCIPAL STOCKHOLDER

   WHO IS THE PRINCIPAL STOCKHOLDER AND HOW MANY VOTES IS HE ENTITLED TO CAST?

     The holder of a majority of the shares of Common Stock is Alex Norton, a member of our Board of Directors and Chief Executive Officer, President, Secretary and Chief Financial Officer, is the holder of 3,000,000shares of Common Stock. The voting rights of the aforementioned represent 67%of the total issued and outstanding voting rights of the Company.

WHAT CORPORATE MATTERS HAS THE PRINCIPAL STOCKHOLDER VOTED FOR?

     The principal stockholder that holds a greater than a majority, 67% of the total issued and outstanding voting Rights of the Company has voted by written consent for the approval and ratification of the Board of Directors proposal described in this Information Statement. (1)

                                                     Percent of     Percent of
 Series                                Shares in    Ownership in    All Voting
of Stock        Shareholder             Series        Series          Rights
--------        -----------             ------        ------          ------

Common      Alex Norton                3,000,000        67%            67%
            42 Rockwood Crescent
            Thornhill, ON L4J 7T2
            Canada

Notes:

(1) Based on 4,480,000of our Common Stock issued and outstanding as of August 5,2013. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 5, 2013.

          WHAT IS THE IS THE RECOMMENDATION OF THE BOARD OF DIRECTORS?

     On August 5, 2013, the Board of Directors unanimously adopted a resolution approving the Proposal. The Board of Directors recommends adoption of the Proposal.

                 WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

     A vote of the majority of the voting capital stock is required to approve the Proposal. As a result, a vote to approve the Proposal by a majority of the aggregate voting rights held by the holders of the Common Stock is sufficient to approve the Proposal. In this instance, 67% of the outstanding shares of voting stock have approved the Proposal.

         PRINCIPAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables set forth certain information concerning the number of shares of our capital stock owned beneficially as of August 5, 2013 by: (i) each person (including any group) known to us to own more than five percent (5%) of any Series of our voting securities, and (ii) our directors, and our named executive officers.

     Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

                        DIRECTORS AND EXECUTIVE OFFICERS

                                                       Amount and
                                                       Nature of        Percentage of    Percentage of
Title of          Name and Address                     Beneficial         Common          All Voting
 Series          of Beneficial Owner                   Ownership          Stock (1)         Rights
 ------          -------------------                   ---------          ---------         ------
Common     Alex Norton (2)                             3,000,000            67%                67%
Stock      Chief Executive Officer, President,           Direct
           Secretary, Chief Financial Officer
           and a Director

Common     Vladimir Kolossovski (2)                       60,000           1.3%               1.3%
Stock      Treasurer                                      Direct

Common     All Directors and Executive Officers        3,600,000          68.3%              68.3%
Stock      as a Group (2 persons)                        Direct

                                 5% STOCKHOLDERS

                                                       Amount and
                                                       Nature of        Percentage of     Percentage of
Title of          Name and Address                     Beneficial          Class or        All Voting
 Series          of Beneficial Owner                   Ownership          Series (1)         Rights
 ------          -------------------                   ---------          ---------          ------
Common     Alex Norton (2)                             3,000,000            67%                67%
Stock                                                    Direct

Notes:

(1) Based on 4,480,000 of our Common Stock issued and outstanding as of August 5,2013. Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 5, 2013.

(2) The address for both officers is 42 Rockwood Crescent, Thornhill, ON L4J 7T2, Canada.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

     We have no promoters or control persons required to be disclosed. Our executive officers and directors and their ages and titles as of August 5, 2013are as follows:

Name of Director          Age                       Position
----------------          ---                       --------

Alex Norton               56      Chief Executive Officer, President, Secretary,
                                  Chief Financial Officer and a director

Vladimir Kolossovski      58      Treasurer

     ALEX NORTON. Since our inception on December 20, 2011, Alex Norton has been our President, Chief Executive Officer, Secretary, and Chief Financial Officer.

     From 2000 to present his practical work and background has been closely tightened with software consulting work for IT companies (Sybertek Dallas, TX; Sprint Kansas city, MO) and financial institutions in The USA (Pacific Life, NYLife) and Canada. He has been leading multiple large software projects.

     In 2009 Mr. Norton completed a Project Management program at Ryerson University of Toronto, Canada.

     Alex Norton holds a bachelor degree in computer science and economics from University of Economics and Law, Irkutsk, Russia.

     Our director has strong background in software development and management. He is certified Project Manager Professional (PMP) with over 20 years of IT experience. Currently hi is a team leader and is managing system analysis and software development and we believe that qualifies him as an expert in software development industry.

     VLADIMIR KOLOSSOVSKI is our treasurer. For the past 10 years Mr. Kolossovski has been working as a QA Engineer for Isoted Ground Inc. in Ashdod, Israel. His duties include testing the quality of the road building materials and quality of the road constructions.

                                 TERM OF OFFICE

     Members of our board of directors are appointed to hold office until the next annual meeting of our stockholders or until his or her successor is elected and qualified, or until he or she resigns or is removed in accordance with the provisions of the Nevada Revised Statutes. Our officers are appointed by our board of directors and hold office until removed by the board.

                              SIGNIFICANT EMPLOYEES

     We have no significant employees, other than our executive officers.

                             NON-EMPLOYEE DIRECTORS

     The Board members serve for the latter of a period of one year or until the next annual meeting of Company's shareholders.

                    INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     None of our directors or executive officers has been, during the past ten years:

     (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

     (ii) convicted of any criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (iii) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

     (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     (v) found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reverse, suspended, or vacated;

     (vi) subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, related to an alleged violation of securities or commodities law or regulation; any law or regulation respecting financial institutions or insurance companies; or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     (vii) the subject of, or a party to, any sanction or order, not subsequently reversed, suspending or vacated, of any self-regulatory any registered entity of the Commodity Exchange Act or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

                              DIRECTOR INDEPENDENCE

     We have determined that our board of directors currently has no members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule4200(a)(15).

            BOARD MEETINGS AND COMMITTEES, ANNUAL MEETING ATTENDANCE

     Although we intend to establish an audit committee and compensation committee, our board of directors has not adopted any committees to the board of directors. Our board of directors held no formal meeting during the most recently completed fiscal year. All other proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Nevada and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

     At each annual meeting of shareholders, directors will be elected by the holders of common stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director's earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the board of directors or by a vote of the shareholders of our Company. Vacancies in our board of directors may be filled by a majority vote of the board of directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced. We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

                                 CODE OF ETHICS

     Given our limited operations, we have not adopted a Code of Ethics, that applies to our officers, directors and employees in accordance with applicable federal securities laws. We expect that our Board of Directors will adopt a Code of Ethics in the near future.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of our equity securities with the SEC. Officers, directors, and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on the reports received and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements of Section 16(a) of the Exchange Act during fiscal 2013.

                             EXECUTIVE COMPENSATION

     The table below summarizes the total compensation earned by or paid to our principal executive officer, our principal financial officer and each of our two other executive officers other than our principal executive officer and principal financial officer for the fiscal year ended May 30, 2013. The amounts represented in the "Options Award" column reflect the stock compensation expense recorded pursuant to the ASC Topic 718 and does not necessarily equate to the income that will ultimately be realized by the named executive for such awards.

                           SUMMARY COMPENSATION TABLE

                                                                                   Change in
                                                                                    Pension
                                                                                   Value and
                                                                  Non-Equity      Nonqualified
 Name and                                                         Incentive         Deferred
 Principal                                  Stock      Option        Plan         Compensation    All Other
 Position       Year  Salary($)  Bonus($)  Awards($)  Awards($)  Compensation($)   Earnings($)  Compensation($)  Total($)
 --------       ----  ---------  --------  ---------  ---------  ---------------   -----------  ---------------  --------
Alex Norton     2011    None       None      None        None         None             None          None           None
President,      2012    None       None      None        None         None             None          None           None
CEO, Secretary  2013    None       None      None        None         None             None          None           None
and a director

Vladimir        2011    None       None      None        None         None             None          None           None
Kolossovski     2012    None       None      None        None         None             None          None           None
Treasurer       2013    None       None      None        None         None             None          None           None

                            OUTSTANDING EQUITY AWARDS

     There were no outstanding unexercised options, unvested stocks or equity incentive plan awards held by any of our named executive officers and significant employees, as of August 5, 2013.

                              DIRECTOR COMPENSATION

     The following table sets forth the compensation awarded to, earned by or paid to the directors during the fiscal year ended May 30, 2013.

                           SUMMARY COMPENSATION TABLE

                                                                                   Change in
                                                                                    Pension
                                                                                   Value and
                                                                  Non-Equity      Nonqualified
 Name and                                                         Incentive         Deferred
 Principal                                  Stock      Option        Plan         Compensation    All Other
 Position       Year  Salary($)  Bonus($)  Awards($)  Awards($)  Compensation($)   Earnings($)  Compensation($)  Total($)
 --------       ----  ---------  --------  ---------  ---------  ---------------   -----------  ---------------  --------
Alex Norton     2011    None       None      None        None         None             None          None           None
Director        2012    None       None      None        None         None             None          None           None
                2013    None       None      None        None         None             None          None           None

     We do not have a plan pursuant to which our directors are compensated and directors currently do not receive cash compensation for their services on the Board of Directors although they do receive stock as determined by the full board of directors with each director abstaining from any such vote involving himself or a member of his immediate family.

     Our non-employee director is currently compensated with the issuance of stock options, which generally become exercisable upon the date of grant, and which generally expire on the earlier of ten years from the date of grant or up to three years after the date that the optionee ceases to serve as a director. Non-employee directors will be reimbursed for out-of-pocket expenses associated with attending to our business.

                              EMPLOYMENT CONTRACTS

     We have no employment contracts, termination of employment or change-in-control arrangements with any of our executive officers or other employees.

                            DESCRIPTION OF SECURITIES

     The current authorized capital stock of our Company consists of One Hundred Five Million(75,000,000) shares of Common Stock, par value $0.001. As of August 5, 2013,4,480,000 shares of Common Stock were issued and outstanding. No Common Shares have been issued since August 5, 2013. The following description is a summary of the capital stock of our Company and contains the material terms of our voting capital stock. Additional information can be found in our Certificate of Incorporation and our Bylaws.

                                  COMMON STOCK

     On August 5, 2013 (the "Record Date"), there were 4,480,000 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one (1) vote on each matter submitted to a vote of our stockholders, including the election of Directors. There is no cumulative voting. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board. Common Stock holders have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions related to the Common Stock. In the event of liquidation, dissolution or winding up of the Company, our Common Stock holders are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

                                     OPTIONS

     No options are outstanding as of the date of this Information Statement.

                                    WARRANTS

     No warrants are outstanding as of the date of this Information Statement.

      ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION,
                             BYLAWS AND NEVADA LAW

                          AUTHORIZED AND UNISSUED STOCK

     The authorized but unissued shares of our Common Stock are available for future issuance without the approval of our stockholders. These additional shares may be utilized for a variety of corporate purposes including but not limited to future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to our stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.

                            NEVADA ANTI-TAKEOVER LAWS

     Nevada Revised Statutes ("NRS") Sections 78.378 to 78.3793 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our Articles of Incorporation and Bylaws do not state that these provisions do not apply.

     The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things.

The restrictions on the acquisition of controlling interests contained in NRS Sections 78.378 to 78.3793 apply only to a Nevada corporation that:

     (a) has 200 stockholders of record (at least 100 of whom have addresses in the State of Nevada appearing on the stock ledgers of the corporation); and

     (b) does business in the State of Nevada, either directly or through an affiliated corporation.

     Currently, we do not have 200 stockholders of record, nor do we have 100stockholders of record with addresses in the State of Nevada. Furthermore, we do not conduct business in the State of Nevada and we do not intend to conduct business in the State of Nevada in the near future. Accordingly, theanti-takeover provisions contained in NRS Sections 78.378 to 78.3793 do notapply to us, and are not likely to apply to us in the foreseeable future.

                          TRANSFER AGENT AND REGISTRAR

Globex Transfer, LLC is the transfer agent and registrar of our Common Stock. Their address is 780 Deltona Blvd., Suite 202, Deltona, FL, 32725 and their telephone number is 386-206-1133.

      INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

(a) No officer or Director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or Director of the Company.

(b) No Director in good standing with the Company has informed the Company that he intends to oppose the actions to be taken by the Company asset forth in this Information Statement.

                             ADDITIONAL INFORMATION

     Additional information concerning Amperico Corp., including its annual and quarterly reports filed with the SEC, may be accessed through the SEC's EDGAR archives at www.sec.gov.

         PROPOSAL 1 - FORWARD STOCK SPLIT OF THE COMPANY'S COMMON STOCK

     The Company's Board proposes to effectuate a 100- for - 1 forward split of the total issued and outstanding shares of Common Stock of the Company as follows:

"There shall be a 100- for-1 Forward Split of the issued and outstanding shares of Common Stock, such that each One (1) share of Common Stock, $0.001 par value, issued and outstanding immediately prior to the effective date (the "Old Common Stock") shall be recombined, reclassified and changed into One Hundred shares of the Company's Common Stock, $0.001 par value (the "New Common Stock")."

PURPOSE OF A FORWARD STOCK SPLIT OF THE COMPANY'S COMMON STOCK

     There are various reasons for the proposed Forward Stock Split, the foremost of which is to increase the number of free-trading shares available in the public marketplace with the resulting public awareness of the Company and its products and services.

     However, there is no assurance that the market price of the Common Stock will return to its present price range from decrease in the price of our Common Stock following the Forward Stock Split. A failure of the stock's trading price to completely readjust of the Forward Stock Split would result in a reduction in the market value of the Company's securities, but, on the other hand, it is possible that the Forward Stock Split may result in an increased value of the market value of the Company's Common Stock.

     There can be no assurance that the total market capitalization of the Common Stock after the proposed Forward Stock Split will be equal to the total market capitalization before the proposed Forward Stock Split or that the market price following the Forward Stock Split will either exceed or remain in excess of the current market capitalization.

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                       EFFECTS OF THE FORWARD STOCK SPLIT

     Pursuant to the Forward Stock Split, each holder of shares of our Common Stock (the "Old Common Stock") immediately prior to the effectiveness of the Forward Stock Split will become the holder of more shares of our Common Stock(the "New Common Stock") after consummation of the Forward Stock Split. Although the Forward Stock Split, will not, by itself, impact our assets or properties, the Forward Stock Split could result in a decrease in the aggregate market value of our equity capital. The Forward Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in us. Following the Forward Stock Split, each share of New Common Stock will entitle the holder thereof to one vote per share and will otherwise be identical to one share of the Old Common Stock.

     The number of shares of Common Stock issued and outstanding will be increased to a number that will be equal to the number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Forward Stock Split multiplied by 100. With the exception of the number of shares issued and outstanding, the rights and preference of the shares of Common prior and subsequent to the Forward Stock Split will remain the same. It is not anticipated that our financial condition, the percentage ownership of management, the number of our stockholders or any aspect of our business would materially change as a result of the Forward Stock Split. Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The Forward Stock Split will not affect the registration of our Common Stock under the Exchange Act as we will continue to be subject to the Exchange Act's periodic reporting requirements.

                      EFFECTIVENESS OF FORWARD STOCK SPLIT

     The Forward Stock Split will be effected at a ratio of One Hundred for One(100-for-1). Commencing on the effective date of the Forward Stock Split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the increased number of shares of Common Stock resulting from the Forward Stock Split.

     The Forward Stock Split will be effected at the same time as the effectiveness of the Change of Company Name, in Proposal 2, no less than 20 days and no more than 25 days following mailing of this Information Statement.

               PROCEDURE FOR IMPLEMENTING THE FORWARD STOCK SPLIT

     Upon filing and effectiveness of the Certificate of Amendment with the Secretary of State of the State of Nevada effecting the Forward Stock Split, the Forward Stock Split shall occur without any further action on the part of the Company or the holders of shares of our Common Stock and whether or not certificates representing such holders' shares prior to the Forward Stock Split are surrendered for cancellation. Stock certificates or book-entries dated as of the date prior to the effective time of the Forward Stock Split representing outstanding shares of Common Stock shall, immediately after the effective time of the Forward Stock Split, represent a number of shares equal to the same number of shares of Common Stock as is reflected on the face of such

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certificates or book-entries, multiplied by One Hundred. We may, but shall not be obliged to, issue new certificates evidencing the post-split shares of Common Stock outstanding as a result of the Forward Stock Split if and when either (i) the certificates evidencing the shares held by a holder prior tothe Forward Stock Split are delivered to the Company or our transfer agent or(ii) the holder notifies us or our transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to us to indemnify the Company from any loss incurred by is in connection with such certificates. STOCKHOLDERS OF RECORD SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

                             ACCOUNTING CONSEQUENCES

     The par value per shares of our Common Stock will remain unchanged at$0.001 per share after the Forward Stock Split. As a result, on the effective date of the Forward Stock Split, the stated capital on our balance sheet attributable to Common Stock will be increased proportionately and the additional paid-in capital account will be decreased by the amount by which the stated capital is increased. Per share net income or loss will be decreased because there will be additional shares of our Common Stock outstanding. We do not anticipate that nay other accounting consequences, including changes to the amount of stock-based compensation expense, if any, to be recognized in any period, will arise as a result of the Forward Stock Split.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     Our Board unanimously recommended a vote "FOR" the approval to effectuate the One Hundred (100) -for-One (1) Forward Stock Split.

                       NO VOTING OF STOCKHOLDERS REQUIRED

     We are not soliciting any votes with regard to the proposal to effectuate the Forward Stock Split. A certain principal stockholder that has voted in favor of this Proposal holds 67% of the total issued and outstanding shares of voting stock and accordingly, this principal stockholder has sufficient shares to approve the Proposal.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

     Only one (1) Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder

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wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 42 Rockwood Crescent, Thornhill, ON L4J 7T2, Canada; or by calling the Company at (461) 273-6501 and requesting a copy of the Information Statement. (1)A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future Information Statements and annual reports.

By Order of the Board of Directors


/s/ Alex Norton
------------------------------------
Alex Norton, President

Dated: September 5, 2013

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